                                                                   EXHIBIT 10.57


                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of December 20, 1999, by and among Futurelink Corp., a Delaware corporation (the "Company") and the persons listed in Schedule 1 hereto (each a "Vendor" and collectively the "Vendors").

                              Terms and Conditions

     In consideration of the mutual covenants and agreements contained in this Agreement and the Sale and Purchase Agreement, and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1. Definitions. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement or the Sale and Purchase Agreement, as applicable:

     "Commission."  The United States Securities and Exchange Commission.

     "Common Stock." The Company's Common Stock, $.0001 par value per share, as the same may be constituted from time to time.

     "Completion Date." As defined in Section 1.1 of the Sale and Purchase Agreement.

     "Consideration Shares." As defined in Section 1.1 of the Sale and Purchase Agreement and any and all shares of voting common stock of the Company which are issued in respect of the Consideration Shares in connection with any stock dividends, splits, reverse splits or combinations or into which the Consideration Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, such Consideration Shares.

     "Exchange Act." The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "NASD." The National Association of Securities Dealers, Inc.

     "Person." An individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

     "Sale and Purchase Agreement." The Agreement dated November 15, 1999 among the parties hereto relating to the sale and purchase of the entire issued share capital of KNS Holdings Limited.

     "Securities Act." The Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Suspension Period." As defined in Section 2(b) hereof.

     SECTION 2. Required Registration.

     (a) Within 180 days after the Completion Date, in accordance with the Securities Act and the rules and regulations of the Commission, the Company shall prepare and file with the Commission a registration statement under the Securities Act on an appropriate form, covering the Consideration Shares and the intended methods of distribution by the Vendors and shall use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable and to remain effective until the earlier to occur of the date (i) the Consideration Shares covered thereby have been sold, or (ii) by which each Vendor may sell all of its or his Consideration Shares covered thereby within a three-month period under Rule 144 promulgated under the Securities Act. For purposes of this Section 2(a) and Section 9, the Consideration Shares of each Vendor shall be deemed to include the Consideration Shares of each other Vendor that such Vendor would be required under any provision of Rule 144 (other than paragraph (e)(3)(vi) thereof) to aggregate with its or his Consideration Shares for purposes of the volume limitations of Rule 144.

     In the event that any public offering pursuant to this Agreement shall involve, in whole or in part, an underwritten offering, the Company shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of such underwritten offering who shall be reasonably acceptable to Vendors owning a majority of the Consideration Shares proposed to be sold therein.

     Notwithstanding the foregoing, the Company may delay in filing the registration statement and may withhold efforts to cause the registration statement to become effective if the Company determines in good faith that such registration might (1) interfere with or affect the negotiation or completion of any transaction or other material event that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders. The Company may exercise such right to delay the filing of the registration statement one time and may delay the filing of the registration statement for not more than ninety (90) days.

     (b) Following the effectiveness of a registration statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such registration for up to 90 days, as appropriate (a "Suspension Period"), by giving notice to the Vendors, if the Company shall have determined that the Company may be required to disclose in the registration statement (and is not otherwise required at the time to disclose) any material corporate development which disclosure may have a material effect on the Company. Notwithstanding the foregoing, no more than two Suspension Periods may occur in any rolling 12-month period. The Company shall end any Suspension Period early if, and as promptly as practicable after, the corporate development giving rise thereto is disclosed or becomes immaterial. Upon receipt of any notice from the Company of a Suspension Period, the Vendors shall forthwith discontinue disposition of Consideration Shares until the end of the Suspension Period or the Vendors earlier (i) are advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus.

     (c) The Vendors acknowledge that the Company's obligations under this
Section 2 may be satisfied, in the Company's sole discretion, by the inclusion of the Consideration Shares in any registration statement filed by the Company for the benefit of any of its other stockholders.

     SECTION 3. Restrictions on Public Sale by Securities Holders. Each Vendor agrees not to make any public sale or distribution of equity securities of the Company, including a sale pursuant to Rule 144, during such customary period prior to and following the effective date of any underwritten registration, for the benefit of the Company or of any selling stockholders, as any managing underwriter(s) of such underwriting may reasonably request, provided that all "affiliates" (within the meaning of Rule 144) of the Company are similarly restricted.

     SECTION 4. Registration Procedures. When the Company effects the registration of the Consideration Shares under the Securities Act pursuant to
Section 2 hereof, the Company will, at its expense, as expeditiously as possible:

     (i) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period and such registration statement and prospectus accurate and complete for such period;

     (ii) Furnish to the Vendors such reasonable number of copies of the registration statement (including exhibits), preliminary prospectus, final prospectus, any amendment or supplement to any of the foregoing and such other documents as the Vendors may reasonably request in order to facilitate the public offering of such securities;

     (iii) Use its best efforts to register or qualify the securities covered by such registration statement and to maintain such registration or qualification under such state securities or blue sky laws as any of the Vendors shall reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

     (iv) Notify the Vendors, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

     (v) Notify the Vendors promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

     (vi) Notify each Vendor, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, of any event which would cause any such prospectus or any other prospectus as then in effect to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and file with the Commission, and promptly notify the Vendors of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any such statements or omissions.

     (vii) Advise the Vendors, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (viii) Use its best efforts to list or qualify all Consideration Shares covered by such registration statement on any securities exchange or inter-dealer quotation system on which any of the Company's shares of Common Stock are then listed or quoted; and

     (ix) Permit a single firm of counsel designated by the Vendors a reasonable period of time prior to the filing of any Registration Statement with the Commission to review said document, and shall not file any document in a form to which such counsel reasonably objects;

     (x) Enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions in connection with those agreements as the Vendors or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Consideration Shares;

     (xi) Make available for inspection, upon reasonable notice during regular business hours, by a single representative of any Vendor, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Vendor or underwriter in connection with the registration statement; provided that an appropriate and customary confidentiality agreement is executed by any such Vendor, underwriter, attorney, accountant or other agent;

     (xii) In connection with any underwritten offering, obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the Vendors or the managing underwriter reasonably requests (and, if the Company is able after using commercially reasonable efforts, the letter shall be addressed to the Vendors, the Company and the underwriters, provided that the Vendors (A) acknowledge in writing that they have liabilities/responsibilities equivalent to those of the underwriters or (B) provide such other acknowledgement as may be required by the Company's independent public accountants);

     (xiii) In connection with any underwritten offering, furnish, at the request of any underwriter(s) of the offering, an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to counsel representing the underwriter(s) of the offering, addressed to the underwriters;

     (xiv) Cooperate with each underwriter participating in the disposition of such Consideration Shares and its respective counsel in connection with any filings required to be made with the NASD; and

     (xv) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any Vendor shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five business days prior to the filing thereof.

     SECTION 5. Expenses. With respect to any registration effected pursuant to
Section 2 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, that the Vendors shall bear (i) their own underwriting discounts or commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sales of securities by such Vendors, and (ii) the legal fees and expenses of their own counsel.

     SECTION 6.  Indemnification.


     (a) Indemnification by the Company. In the event of any registration of Consideration Shares under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify each Vendor, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls any Vendor (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement under which the Consideration Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except to the extent the untrue or allegedly untrue statement or omission or alleged omission resulted from information that such Vendor furnished in writing to the Company expressly for use therein. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

     (b) Indemnification by the Vendors. In connection with any registration statement filed pursuant to this Agreement, each Vendor will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and each Vendor agrees, severally and not jointly, to indemnify, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, but only to the extent that the untrue or allegedly untrue statement or omission or alleged omission is contained in or omitted from any information or affidavit such Vendor furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by such Vendor with respect to securities sold pursuant to such registration statement. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each Vendor, severally and not jointly, will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

     (c) Indemnification Proceedings. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

     (d) Contribution. If the indemnification provided for in Section 6(a) or
(b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities oR expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Vendors and the parties' relative intent and knowledge.

     The parties hereto agree that it would not be just and equitable if contribution pursuant this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no Vendor shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such Vendor exceeds the amount of any damages that such Vendor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     SECTION 7. Vendor Information. The Company may require each Vendor to furnish the Company such information as may be required or advisable to be included in the registration statement with respect to such Vendor and the distribution of its Consideration Shares as the Company may from time to time reasonably request and such Vendor shall furnish all such information.

     SECTION 8. Delay of Registration. The Vendors shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of these registration rights.

     SECTION 9. Rule 144. The Company agrees that it will use its best efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, to the extent required from time to time, to enable each Vendor to sell Consideration Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, or (ii) any similar rule or regulation hereafter adopted by the Commission, until the earlier to occur of the date (i) the Consideration Shares covered thereby have been sold, or (ii) by which each Vendor may sell all of its or his Consideration Shares covered thereby within a three-month period under Rule 144 promulgated under the Securities Act. The Company also agrees to furnish to each Vendor forthwith upon request any information which such Vendor may reasonably request in availing itself of Rule 144.

      SECTION 10. Miscellaneous.

     (a) Amendment. This Agreement may be amended or modified only by a written agreement executed by the Company and each Vendor.

     (b) Benefit of Parties; Assignment. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement.

     (c) Captions. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

     (d) Cooperation. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

     (e) Counterparts; Facsimile Execution. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

     (f) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement.

     (g) Governing Law. The internal law of the State of New York will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding the choice of law rules of any state or country to the contrary.

     (h) Notices. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally to the party to whom notice is to be given, or upon receipt if mailed by first class mail, return receipt requested, postage prepaid, and properly addressed to the addresses of the parties set forth in the Sale and Purchase Agreement or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing.

     (i) Specific Performance. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

     (j) Validity of Provisions. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                   FUTURELINK CORP.


                                   By: /s/ Jim Bailey
                                       -----------------------------------------
                                       Name: Jim Bailey
                                       Title: Director of Mergers and
                                              Acquisitions



                                   For and on behalf of the Vendors by:
                                   DENIS CHRISTOPHER MOORE
                                   as Attorney

                                   /s/ Denis Christopher Moore
                                   ---------------------------------------------

                                   Schedule 1


1. John Henry Bennett, Richard Bennett, Colin Ainslie Matthissen and Quadrangle Trustee Company as trustee of the various family settlements established by John Bennett

2. Richard Bennett, John Henry Bennett, Colin Ainslie Matthissen and Quadrangle Trustee Company as trustee of various family settlements, established by Richard Bennett

3.   Peter Joseph Crozier

4.   Michael John Dorward

5.   Anthony Penswick Monamy Harrison-Wallace

6.   Robert Kell

7.   Mark Kerridge and Nicola Kerridge

8.   Nigel Anthony Ashley Hawley

9.   Rajan Mehta

10.  Yuri Pasea